UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025 (January 31, 2025)

RTX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Wilson Boulevard, Arlington, Virginia 22209
(Address of principal executive offices, including zip code)
(781) 522-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2025, RTX Corporation (“RTX” or the “Company”) announced that Gregory J. Hayes, RTX’s current Executive Chairman, has informed the Board of Directors of his intention to not stand for re-election and to step down as Executive Chairman and as a member of the Board, effective April 30, 2025.  Mr. Hayes has agreed to remain an employee of the Company in a non-executive officer capacity in the position of Special Advisor to the Chief Executive Officer through January 2, 2026.  On January 31, 2025, the Board elected President and Chief Executive Officer, Christopher T. Calio, to serve as Chairman, President & Chief Executive Officer, effective April 30, 2025.

Following the recommendation of the Human Capital & Compensation Committee, on February 2, 2025, the Board approved the following compensation and benefits for Mr. Hayes for his service as Special Advisor to the Chief Executive Officer, effective, April 30, 2025:

•	Continuation of his annual base salary of $1,100,000.
•
Mr. Hayes will not be eligible for an annual incentive for the 2025 plan year and will not be granted any additional equity or long-term incentive awards in 2025.  While he remains an employee, he will continue to vest in outstanding long-term incentive awards in accordance with their existing terms.

•	Continued participation as an employee in the retirement, health, disability and life insurance benefit plans and programs in which he is currently a participant.
•	Eligible for an annual executive physical and financial planning while he remains an employee of the Company.
•
Effective April 30, 2025, Mr. Hayes will no longer be eligible for Executive Chair-specific perquisites, including the personal use of the corporate aircraft, home security system installation, monitoring and maintenance, and use of Company-provided car and driver.

A copy of the press release announcing these actions is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99.1	Press release, dated February 3, 2025, issued by RTX Corporation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RTX CORPORATION
(Registrant)

Date: February 3, 2025	By:	/s/ RAMSARAN MAHARAJH
Ramsaran Maharajh
Executive Vice President & General Counsel